                                                                 Exhibit 10.8(b)


                          ACCESORY LOAN AGREEMENT WITH
                   ASSURANCE OF SECURITY WITHOUT DISPOSSESSION

BETWEEN:

BANCO NACIONAL DE CREDITO, S.A., a banking corporation, organized and existing according to the Laws of the Dominican Republic, with business address and main offices located on the corner of avenidas John F. Kennedy and Tiradentes of this city of Santo Domingo, duly represented by Messrs. Wilfrido Flores and Rosangela Pellerano, Dominicans, of legal age, married, bank executives, bearers of personal and electoral Identification Cards Nos. 001-0172017-5 and 001-0170307-2, domiciled and residents in this city of Santo Domingo, who act in their conditions as Vice-president for Risk Administration and Legal and Vice-president of Corporate Banking; Institution that from now on will be denominated "THE BANK".

PRICESMART DOMINICANA, S.A., a corporation organized and existing according to the laws of the Dominican Republic, with its business address and principal offices in Avenida San Martin No. 253, Santanita Building I, Suite 403 of this city of Santo Domingo; duly represented by Alberto Bonetti, Dominican, of legal age, married, businessman, bearer of Identification Card No. 11-0102205-1, domiciled and resident in house No. 33 of calle Porfirio Herrera del Ensanche Plantini of this city, and Eric Torres of North American nationality, of legal age, bearer of Passport of the United States of America No. 093904746, domiciled at avenida Charles Summer No. 54 of this city of Santo Domingo; who act in virtue of resolution of the Board of Administration of February 14th, 2000; and INMOBILIARIA PRICESMART, S.A., a corporation existing according to the laws of the Dominican Republic with business address and main offices located at Avenida San Martin No. 253, Edificio Santanita I, Suite No. 403 of this city of Santo Domingo; duly represented for the purpose of this act by Alberto Bonetti, Dominican, of legal age, married, businessman, bearer of Identification Card No. 001-0102205-1, domiciled and resident in house No. 33 on calle Porfirio Herrera del Ensanche Plantini of this city; and Eric Torres of North American Nationality, of legal age, bearer of Passport of the United States of North America No. 093904746, domiciled at avenida Charles Summer No. 54 of this city of Santo Domingo; who act in virtue of resolution of the Board of Administration of February 14th, 2000; business entities that will be denominated "THE DEBTORS", or by their own names without distinction.

PSMT CARIBE, INC., business entity organized according to the laws of the British Virgin Islands, with its business address located in the offices of Ernst & Young Trust Corporation (BVI) Limited, P.O. Box 3340, Road Town, Tortola British Virgin Islands; and accidentally in the building located at No. 10 of Avenida John F. Kennedy of this city of Santo Domingo; duly represented for the purpose of this act by Jesus Ernesto Grijalva Garcia, of North American nationality, of legal age, married, bearer of passport No. 037002689, domiciled and resident at No. 4649 Morena Blvd., San Diego, California, and accidentally in this city of Santo Domingo; who acts in virtue of the Power of the President of PSMT CARIBE, INC. of February 15th, 2000, the signature has been legalized by Notary Public Evelisse Hernandez, and duly legalized by the Consul for the Dominican Republic in the city of San Francisco, California; PRICESMART, INC., business entity organized according to the laws of the State of Delaware, with its business address located in No. 4649 Morena Blvd, San Diego, California; and who has chosen as domicile for the purpose of this agreement, the building marked No. 10 of Avenida John F. Kennedy in this city of Santo Domingo; duly represented for the purposes of this act by Gilbert Anthony Partida, of North American Nationality, married, businessman, bearer of Passport No. 155092042, domiciled and resident accidentally in this city of Santo Domingo, who acts section No. 5 of the By-laws; PSC, S.A., business entity organized and existing according to the laws of Panama, with its business address and main office located in the city of Panama and accidentally in the building located in Avenida John F. Kennedy of this city of Santo Domingo, duly represented for the purpose of this act by Alberto Bonetti Brea, Dominican, of legal age, married, businessman, bearer of Identification No. 001-0102205-1, domiciled and resident in house No. 33 of calle Porfirio Herrera del Ensanche Plantini of this city; who acts in virtue of resolutio of the Board of Directors of December 9th, 1999; entities that jointly will be denominated "THE SEVERAL AND INDIVISIBLE SURETY"

WHEREAS: On the 22nd of February, 2000, "THE DEBTORS" and THE SEVERAL AND INDIVISIBLE SURETY subscribe with "THE BANK" a Loan Agreement with Mortgage Guarantee in Dollars for the sum of FOUR MILLION ONE HUNDRED AND FIFTY-THREE THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA WITH 00/100 (US4,153,000.00), to finance the already finished construction of a store for PriceSmart Dominicana, S.A., located in the city of Santiago, Dominican Republic.

WHEREAS: As a guarantee and security of the payment of the pending sums by virtue of the above mentioned loan agreement the several and indivisible securities were accepted, as is described below: (1) mortgage in first rank on the property that is described below:

A PORTION OF SEVENTEEN THOUSAND FIVE HUNDRED SQUARE METERS (17,500 MTS2) LOCATED WITHIN THE LIMITS OF PARCEL OF LAND NO. 7-C-8-I OF THE OF THE CADASTRAL DISTRICT NO. 8 OF THE MUNICIPALITY OF SANTIAGO, SECTION 3 OF RINCON LARGO, PROVINCE OF SANTIAGO WITH THE FOLLOWING LIMITS: TO THE NORTH, AVENIDA ESTRELLA SADHALA AND PARCEL NO. 7-C-B-I (REMAINDER): TO THE EAST AVENIDA ESTRELLA SADHALA; TO THE SOUTH PARCEL NO. 7-C-8-I (REMAINDER) AND ARROYO GURABO; AND TO THE WEST PARCEL NO. 7-C-8-I (REMAINDER). THE PROPERTY OF THE MENTIONED PORTION IS COVERED IN CERTIFICATE OF TITLE NO. _____________, ISSUED BY THE TITLE RECORDER OF THE DEPARTMENT OF SANTIAGO, IN FAVOR OF INMOBILIARIA PRICESMART, S.A.,

and ( b ) several security of the business entities PSMT CARIBE, INC; PRICEMART, INC and PSC, S.A.., their relevant particular are described in the first page of this document, become several and indivisible guarantors of all and each one of the obligations contracted by "THE DEBTORS", in the following proportion: (1) PSMT CARIBE, INC. for one hundred percent (100%) of the amount of the loan plus the interests; (2) PRICESMART, INC., up to sixty percent (60%) of the amount of the loan plus the interests and ( 3 ) PSC, S.A., up to forty percent (40%) of the amount of the loan plus the interests. Likewise, it has been agreed that the mentioned guarantors may not oppose "THE BANK" in the benefit of discussion referred to in article No. 2021 and the ones that follow in of the Civil Code in force.

WHEREAS: As accessory to the mortgage security in FIRST RANK accepted by "THE DEBTORS", as well as the several security, by virtue of previously mentioned agreement,

"THE DEBTORS" accept in an accessory manner a Pledge Without Dispossession, on assets of his property, with an estimated appraisal value of THIRTY-FOUR MILLION ONE HUNDRED AND NINETY-NINE THOUSAND THREE HUNDRED WITH 00/100
(RD$34,199.300.00) with the purpose of guaranteeing the sums given as loan.

WHEREAS: The above WHEREAS clauses form and integral part of this agreement, the parties,

HAVE AGREED AND CONVENED THE FOLLOWING:

ARTICLE ONE: AMOUNT. It has been understood that for more security and guarantee of the payment of the sum of FOUR MILLION ONE HUNDRED AND FORTY THREE THOUSAND DOLLARS OF THE UNITED STATES OF NORTH AMERICA WITH 00/100 (US$4,153,000.00) loaned by "THE BANK" to "THE DEBTOR", by virtue of the loan agreement with mortgage security of February 22nd, 2000, "THE DEBTORS" accept a collateral guarantee without dispossession on the properties with an estimated appraisal value OF THIRTY-FOUR MILLION ONE HUNDRED AND NINETY-NINE THOUSAND THREE HUNDRED WITH 00/100 (RD$34,199,300.00) and that will be described in this same agreement.

PARAGRAPH: SPECIAL CONDITIONS.- It has been specially agreed between the parties that everything related to the manner of payment, recovery, interest rate, commissions, conditions and terms included in the loan agreement with mortgage guarantee entered y "THE DEBTORS" and "THE BANK" on February 22nd, 2000, and for an amount of FOUR MILLION ONE HUNDRED AND FIFTY-THREE THOUSAND PESOS WITH 00/100 (US$4,153,000.00), will be the same that regulate this agreement. Likewise, the parties agree any violation of those foreseen in the principal agreement that is committed by "THE DEBTORS" in dealing with "THE BANK" making it callable, and therefore enforceable, and therefore making the mortgage guarantee for the latter granted party enforeceable, by option of "THE BANK", it will make possible the execution of the pledge accepted by this agreement.

ARTICLE TWO: TERM OF THE SECURITY. The security accepted on the assets mentioned in this agreement will be in effect with all its force and scope up to the date of the total and definite payment of the loan granted in capital and interests in virtue of the agreement of February 22, 2000, held between the parties and of which this agreement is an accessory; with the understanding that the obligation contracted by "THE DEBTOR" with "THE BANK" will have as expiration the terms agreed in the effects and/or documents proof of the disbursements of the agreement of February 22, 2000, previously indicated, whereby "THE BANK" reserves the faculty to renew at its discretion the referred effects and/or documents, in which case the above mentioned collateral will continue in effect without restriction of any kind, in which case, default in payment on the part of "THE DEBTORS" of those effects and/or documents their respective maturities imply in full right, the loss of the benefit of the term that is established in this agreement, and the requirement of all the obligations that have not matures that have been contracted by "THE DEBTORS" with "THE BANK" and consequently, the accepted collateral may be executed according to the Law, without having to wait for the maturity of the term.

ARTICLE THREE: COLLATERAL SECURITY. For more security and guarantee of payments of the owed sums in virtue of the Loan Agreement with Mortgage Security of February 22, 2000; "THE DEBTORS" accept to encumber with a collateral without dispossession under Law 6186 of February 12, 1963 and its modifications, on the assets that are described below:

( a ) EQUIPMENT AND MATERIALS FOR THE STORE


Description                                            Assessed Value in Rd$
-----------                                            ---------------------
Two levels of loading docks
"Yale" Mod. CM6 5W-8L (30,000Lbs)                             123,300.00

Five "Airlink" Pneumatic Systems
to deposit money in tubes                                     125,600.00

Cabinets, shelves for jewelry, Membership,
Photographs, collectable materials and
Exchange house                                                303,200.00

Machine for wrapping transparent plastic
Belco Mod. STC2016                                            167,000.00

Ten (10) Big Joe manual elevating carts,
Model L50 Fourway.                                            104,600.00

Two "Deka" Platforms, for batteries and
Battery Chargers, Mod. RBS 18-25                               33,100.00

Six "Deka" Batteries, Mod. 18-P137-15 and
three "Deka" battery chargers, Mod. 880C3-
18/950, for hyster                                            610,100.00

"Deka" transporting car, Mod.,
TC-24-PP motorized by belt                                    106,000.00

Three "Yale" hoisting cars
Mod. ESC30ZA                                                1,132,800.00

"Galbreath" Compactor, Mod. 30/60
HD2200 for cardboard boxes                                    169,700.00

Shelves for wooden palettes                                 2,458,900.00

Baskets, shelves for clothes
Trays and shelves for bread                                   350,000.00



Sixteen "Kilson" pieces of furniture
Kcu3500-PGT                                                   442,600.00

Alarm system                                                  361,600.00

Telephone system                                              298,300.00

"Yale" steam cleaner
Mod 680                                                        54,200.00

Four "Rehrig" pens for cars for merchandise,
Mod 4300-15 and 400 "Rherig" carts
Mod 1200-50                                                   761,600.00

"Safe & Vault" Safe, Mod SVM 6030 PCD                          79,900.00

"Marco" Floor Cleaner, Mod. 29                                144,800.00

Six "Lavi" dividing posts, Mod. 30000LT,
fences, signs and other miscellaneous                         556,000.00


FOOD SERVICE

"Amco" shelves, for freezers, Mod.
CC183E-SBP and for dry storage, Mod.
CC184Z-SBP                                                     36,300.00

"Continental" Refrigerator for pizza                           51,700.00

"Process" press for pizza dough,
Mod. DP-1100                                                   55,800.00

"Universal" show cabinet for pizza,
Mod. P/C-5SL-30                                                48,900.00

Four stainless steel tables
for handling food                                              26,500.00

"Middleby" bouble gas oven, for pizza,
Mod. Ps222OFS-D-G                                             374,800.00

"Larkin" Smoke extractor, SS with its ventilator               52,000.00

"Continental" one section freezer, Mod. 1F                     36,200.00



Two SS washbasins for hands and utensils                       54,700.00

Three carts for pizza dough                                    48,100.00

"Craig" Hot-Dog Cooker, Mod.
RB-78-33SC                                                    130,000.00

"Universal" SS show case,
Mod. P-S-Custom, 149" in length                                80,500.00

"Star" showcase for churros, Mod. HFD-3                        22,100.00

"Universal" SS Dispenser for Sodas,
Mod. P/C.BC-76 (44" x 71")                                     43,900.00

"Booth-Crystal" Ice and soda dispenser,
Mod. 220205061BC-50                                            66,500.00

"CristalTip" Ice maker,
Mod. 802CAS251-30                                              60,000.00

"Universal" SS piece of furniture for seasoning
Mod. P/C-CC-9624-2a (24" x 96")                                59,100.00

Shelves and stands                                             69,600.00

"New Asia" Miscellaneous                                       50,700.00

"Cuno" Water filter for dispensers
Mod. 4S                                                        14,500.00

"Plymold-seating" Tables and chairs, 24"
x 44"                                                         295,000.00

Signs for menu, PriceSmart, etc.                              147,600.00

"Nimbus" Water treatment system
Mod. 2000                                                      92,100.00

BROILED CHICKEN

Two ovens for chicken Mod. MSR-2                              409,900.00

Cabinet for keeping the chicken
Mod. HC-72/13                                                  65,900.00



Selfservice unit, Mod. SSW-4                                  116,300.00

SS table 30" x 40", SS wash basin,
Shelf, etc.                                                    32,200.00

BAKERY

Two "Baxter" ovens                                            206,400.00

Flour mixer for 30 Quarts                                      53,900.00

"Minipack" vacuum packer
Mod. "Sintesis 760"                                            80,000.00

Shelves, muffin pans, SS table (30" x 60")
refrigerator, etc.                                            103,700.00

MEAT AREA

"Hollymatic" meat grinder, Mod. 175                           131,700.00

Hollymatic" meat saw, Model. Hi Yield 16                       86,300.00

"Hollymatic" Bulker, Mod. 120                                  57,700.00

"Berkel" scale with printer, Mod. CX20ET                       73,600.00

"Berkel" plastic wrapper, Mod. HWS-1                           26,600.00

SS Work mass, 30" x 60"                                        15,300.00

Carts, shelves, trays, knives, etc.                            30,200.00

Two SS washers                                                 16,400.00

Two SS tables with cabinets for the wall                       29,100.00

DELICATESSEN

"Berkel" slicing machine, Mod. 834EPB                         240,800.00

"Berkel" vaccum machine, Mod. 350                              80,400.00

"Berkel" scale with printer, Mod. CX20ET                       53,900.00

SS Work mass, 30" x 60"                                        15,300.00



AGRICULTURAL PRODUCTS

Two "Berkel" scales with printer, Mod. CX20ET                 107,800.00

Twenty wooden boxes                                           126,600.00


Photograph Department

"Noritsu" quick development equipment, Mod.
QSS-1701MCC s/W QSF-V50                                     1,817,000.00

TYRE DEPARTMENT

"Coats" Machine for balancing tires,
Mod. 1050                                                      93,200.00

"Coats" Machine for changing tires,
Mod. 5060A                                                     73,600.00

"Coats" Machine for changing types,
Mod. 4050A                                                     47,500.00
"Ingersoll-Rand" air compressor, Mod.
2475N4, 5HP, Ser. No. 30T 917741                               27,400.00

Two "Acanus Lift" Hydraulic jacks                             120,100.00

Tools and accessories for the tyre department                 131,700.00

REFRIGERATION EQUIPMENT

It includes equipment, stands, shelves, material for installation, doors for freezers and doors for glass show-cases, waterproofing material and labor for the
installation                                               12,002,900.00

Computer Equipment and Programs                             7,211,900.00

Office Furniture and Equipment                                217,000.00

TOTAL MACHINERY AND EQUIPMENT                          RD$ 34,199,300.00


The assets described above are in possession of "THE DEBTORS" and the same have a total appraisal value of THIRTY-FOUR MILLION ONE HUNDRED AND NINETY-NINE THOUSAND THREE HUNDRED PESOS WITH 00/100 (RD$34,199,300.00); "THE DEBTORS" declare under oath that they are owners of the assets described above. Likewise, it is expressly established that those assets are located at avenida Estrella Sahdala No. 22, Zona Universitaria of the city of Santiago, Dominican Republic.

PARAGRAPH I: It has been expressly agreed between the parties that the assets given in collateral will remain in the same place as indicated and they may not be transferred without previous written approval FROM "THE BANK", unless it is due to force majeure due to their preservation, in which case "THE DEBTORS" should notify "THE BANK" in writing within the next forty-eight (48) hours about any type of shortage, loss or any other variation that is produced with the assets given ass collateral in virtue of this agreement. It has been expressly agreed that under such assumptions "THE DEBTORS" are bound to produce a real subrogation that fully substitutes the shortage of the security.

It is understood that the provisions f this article do not imply in any way authorization from "THE BANK" to "THE DEBTORS" so that without their consent they can make free use of the assets given as collateral, as this faculty is stipulated, not in its benefit, but as protection of the interests of "THE BANK".

PARAGRAPH II: "THE DEBTORS" declare under oath that the assets given as collateral in this agreement belong exclusively and individually to them and that there is no legal, conventional or judiciary lien and that the values and others mentioned in relation with the same, are absolutely correct.

ARTICLE FOUR: LITIGATIONS. THE DEBTORS by means of this document declare under oath that on the above mentioned guarantee there is no pending, or to the best of their knowledge, any sentence, action, lawsuit (civil, commercial, criminal, property, etc..), existing or potential procedure before a tribunal, government or regulatory authority, agency, committee, board of arbitrators, or any other organization no matter the denomination.

ARTICLE FIVE: MATURITY OF THE COLLATERAL: It is expressly agreed that in case the term provided in Article 214 of referred Law 6186 of 1963 has passed, upon exclusive discretion, right and will of "THE BANK" an immediate and automatic extension will be operated for the collateral foreseen in this agreement for a term that "THE BANK" sovereignly deems convenient and without the use of this faculty on the part of "THE BANK": can at any moment be considered as a waiver to its rights or as a prerogative acquired in benefit of "THE DEBTORS".

ARTICLE SIX: EXECUTION OF THE GUARANTEE: It has been expressly agreed by the parties, that in case it is necessary to call the guarantee foreseen in this agreement, "THE BANK" will use the enforcement procedures granted by Law 6186 of 1963.

PARAGRAPH I: It has been agreed by the parties that, in the case of a law posterior to the date of this agreement was approved and put into effect by the competent authorities, that permits a prompt and expeditious execution of the guarantees foreseen in this agreement, "THE BANK" will be authorized and will have the faculty from "THE DEBTORS" for using these new means of enforcement; without this implying in any manner a restriction for "THE BANK", that will continue being free to use, at its discretion, the means for enforcement that are in effect or those that are created in the future.

PARAGRAPH II: LEGAL EXPENSES: It has been agreed that all legal expenses, inscriptions, certifications and taxes where payment is necessary for formalizing and executing this agreement will be on the account of "THE DEBTORS".

ARTICLE SEVEN: SUPERVISIONS. The executives and technicians of "THE BANK" may carry out as many supervisions they deem necessary, to watch over the guarantee that covers the loan during the time of the effect of the credit, whereby "THE DEBTORS" agree to facilitate the work for inspectio and revision, providing the data, information, documents, records and everything that is required by the mentioned executives and technicians, for the purpose indicated in this paragraph.

ARTICLE EIGHT: VOUCHER OF INDEBTEDNESS. It is expressly established between the parties that the disbursements that "THE BANK" makes in favor of "THE DEBTORS" in virtue of this agreement, will be proven by means of receipts, for the issuance of promissory notes or any other effect of commerce that "THE BANK" considers convenient without producing the substitution of this agreement due to the issuance of those documents.

ARTICLE NINE: PLACE OF PAYMENT: All disbursements made by "THE BANK", as payments made by "THE DEBTORS" should be made in the domicile of "THE BANK". In that referring to the payments of interests, commissions and capital, the same should be made promptly and without the need of collection, being in arrears, nor any other judiciary and/or out of court formality.

ARTICLE TEN: RIGHTS OF "THE BANK": Default or delay in payment on the part of "THE BANK" of requiring or executing any of its rights under this agreement, will not mean the loss or de right of the agreements required under the same, any change to this agreement, should be made in writing and based on the agreement of both parties.

ARTICLE ELEVEN: ENDORSEMENT OF THE POLICY. "THE DEBTORS" are bound to maintain the insurance policies that were required with inclusion of the risks that "THE BANK" deems necessary within the referred policies. Those policies will be contracted with insurance entities acceptable for "THE BANK" and they should be endorsed in favor of this last party, up to the limit of its interests. likewise, "THE DEBTORS" formally authorize "THE BANK", by means of this agreement, to proceed to renew the aforementioned insurance policy or policies in the case that those policies are reduced in their amounts and/or quantitative or qualitative coverage. In these cases "THE BANK" will charge a twelve percent (12%) annual interest on the sums paid for such purposes, calculated from the date of the payments, made by "THE BANK" until de date when the disbursement is produced on the part of "THE DEBTORS".

PARAGRAPH: Without prejudice of what has been agreed in the capital part of this article, "THE DEBTORS" are specially bound to subscribe and maintain an insurance policy against fire and allied lines for the term of the effect of the loan, endorsed in favor of "THE BANK" for an amount of THIRTY-FOUR MILION ONE HUNDRED AND NINETY-NINE THOUSAND PESOS WITH OO/100 (RD$34,199,000.00).

ARTICLE TWELVE: TRANSFER OF THE AGREEMENT: "THE BANK" reserves the right to transfer with or without applications as partial or total guarantor, the loan that has been granted for the purpose of its own financing; in which case, the agreements here taken are transferable on the part of "THE DEBTORS" to the new creditor.

ARTICLE THIRTEEN: CHOICE OF DOMICILE. The parties select a domicile for all the purposes and consequences of execution of this agreement, in their respective domiciles indicated in the first page of this agreement.

ISSUED AND SIGNED in ten (10) originals, for one same tenor and effect, in the city of Santo Domingo, National District, Capital of the Dominican Republic, on the twenty-second day of the month of February (2000)


                                 FOR "THE BANK"



/s/ WILFRIDO FLORES
-------------------
WILFRIDO FLORES



/s/ ROSANGELA PELLERANO
-----------------------
ROSANGELA PELLERANO



FOR "THE DEBTORS"
PRICESMART DOMINICANA, S.A.


/s/ ERIC TORRES
---------------
ERIC TORRES



/s/ ALBERTO BONETTI
-------------------
ALBERTO BONETTI

FOR THE SEVERAL AND INDIVISIBLE GUARANTORS:
"PSMT CARIBE, INC"


/s/ JESUS ERNESTO GRIJALVA GARCIA
---------------------------------
JESUS ERNESTO GRIJALVA GARCIA


PRICESMART, INC.


/s/ GILBERT ANTHONY PARTIDA
---------------------------
GILBERT ANTHONY PARTIDA
PSC, S.A.


/s/ ALBERTO BONETTI
-------------------
ALBERTO BONETTI



I, _______________________________ Attorney and Notary Public of those of the Number of the National District, I HEREBY CERTIFY AND SWEAR that the following parties appeared before me, Messrs WILFRIDO FLORES, ROSANGELA PELLERANO, ERIC TORRES, ALBERTO BONETTI, GILBERT A. PARTIDA AND JESUS ERNESTO GRIJALVA GARCIA, of relevant particulars that are included in this document and they have declared under oath that those are the signatures that they are accustomed to using in their public and private lives reason why total credibility should be given. In the city of Santo Doming, National District, Capital of the Dominican Republic, on day twenty-two (22) of the month of February of this year 2000.

PUBLIC NOTARY